Post-Employment and Other Non-current Employee Benefits - Summary of Remeasurements of Net Defined Benefit Liability Recognized in Other Comprehensive Income (Detail) - Net benefit cost recognized in consolidated statements of other comprehensive income [member] - MXN ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of net defined benefit liability (asset) [line items]
Amount accumulated in other comprehensive income as of the beginning of the periods	$ 344	$ 567	$ 585
Recognized during the year (obligation liability and plan assets)	98	100	(169)
Actuarial gains and losses arising from changes in financial assumptions	456	(357)	165
Acquisitions	0	(83)	0
Foreign exchange rate valuation (gain)	(43)	(66)	(14)
Philippines disposal	0	183	0
Amount accumulated in other comprehensive income as of the end of the period, net of tax	$ 855	$ 344	$ 567